                             SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT (the "Agreement"), dated as of October 6, 2000, is by and among HealthAxis Inc., a Pennsylvania corporation ("Borrower") and each of the parties listed on Schedule I hereto (each such party a "Creditor" and collectively, the "Creditors") and is for the benefit of HealthAxis.com, Inc., a Pennsylvania corporation ("Senior Lender").

         WHEREAS, Creditors have provided or, from time to time, will provide or continue to provide to or for the benefit of Borrower, extensions of credit. Each of the Creditors is willing to subordinate in favor of Senior Lender such Creditor's rights in connection with such extensions of credit and Borrower is willing to agree to the subordination.

         NOW, THEREFORE, in consideration of extensions of credit which Senior Lender has provided or, from time to time, may provide or may continue to provide to or for the benefit of Borrower, each of the Creditors and Borrower agree with Senior Lender as follows:

1. Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below:

    1.1. "Business Day" shall mean any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in New York generally are closed for business.

    1.2. "Collateral Security" means any security, collateral, encumbrances, chattel mortgages, conditional contracts of sale, leases, liens, or security interests.

    1.3. "Convertible Debentures" shall mean the 2% Convertible Debentures issued by the Borrower and currently outstanding in the aggregate principal amount of $27,000,000.

    1.4. "Default Notice" means written notice sent by Senior Lender to the Creditors advising Creditors that an Event of Default, which did not arise as a result of a Payment Default, has occurred.

    1.5. "Event of Default" has the meaning set forth in the Revolving Credit Note and Secured Hannover Re Note attached to and made a part of the Loan Agreement.

    1.6. "Loan Agreement" shall mean the agreement, dated as of September 28, 2000, pursuant to which Senior Lender has agreed to extend to Borrower up to $3,404,589 in credit, represented by the Secured Revolving Line of Credit in the amount of $1,100,000, the Secured Hannover Re Loan in the amount of up to $1,000,000 and the Unsecured Past Advance Loan.

    1.7. "Payment Default" means the default in payment of any Senior Indebtedness when the same becomes due and payable, whether pursuant to the terms thereof, by acceleration or otherwise.

    1.8. "Unsecured Past Advance Loan" means the funds advanced to Borrower by HealthAxis.com, Inc. in order for Borrower to pay operating and Reorganization expenses between May 2000 and September 28, 2000 in the amount of $1,304,589.

    1.9. "Senior Indebtedness" means the indebtedness, obligations, and liabilities of Borrower to the Senior Lender arising in connection with the Secured Revolving Line of Credit, in the amount of $1,100,000, and the Secured Hannover Re Loan, in an amount of up to $1,000,000, in each case as accruing interest thereunder at the rates set forth therein (as of the date hereof) and issued pursuant to the terms of the Loan Agreement including any extensions or renewals of such instruments; provided, however, notwithstanding anything to the contrary in the foregoing, "Senior Indebtedness" shall be deemed not to include the Unsecured Past Advance Loan issued pursuant to the terms of the Loan Agreement.

    1.10. "Senior Loan Documents" means the documentation evidencing and governing the Senior Indebtedness, including without limitation the Loan Agreement.

    1.11. "Subordinated Indebtedness" means all indebtedness and other amounts owing in respect of the indebtedness, as set forth on Schedule II hereto provided however, that such indebtedness does not include the obligations of Borrower to Alvin H. Clemens under the terms and conditions of the Agreement of Termination of Employment Contract and First Amendment to Employment Contract dated August 15, 2000..

2. Subordination; Limitation of Actions; Subordination of Interests in Collateral Security.

    2.1. Payment Subordination. Borrower and Creditors covenant and agree that the Subordinated Indebtedness, howsoever evidenced and whether now existing or hereafter incurred, shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or Collateral Security or guarantee of any nature to secure or pay the Subordinated Indebtedness, shall be made or given, directly or indirectly, by or on behalf of Borrower or received, accepted, retained or applied by Creditors unless such payments are held in trust by Creditors for the benefit of Senior Lenders and promptly paid over to Senior Lender until all Senior Indebtedness has been paid and satisfied in full in cash; except that, prior to the occurrence of a Payment Default or prior to a Creditor's receipt of a Default Notice, Borrower may pay, and Creditor may accept, regularly scheduled payments of interest made in the ordinary course of business under the terms of the Convertible Debentures. Upon the occurrence of a Payment Default, no payments (in cash or other property) on the Subordinated Indebtedness may be made or accepted unless and until (i) Borrower has paid and satisfied in full in cash all Senior Indebtedness or
            (ii) such Payment Default has been cured to the satisfaction of Senior Lender or waived. If a Creditor shall have received a Default Notice, no payments (in cash or other property) on the Subordinated Indebtedness may be made or accepted unless and until any one of the following conditions is satisfied:

            2.1.1. the Event of Default specified in such Default Notice shall have been cured to the satisfaction of Senior Lender or waived; or

            2.1.2. Borrower has paid and satisfied in full in cash all Senior Indebtedness; or

            2.1.3. one hundred eighty (180) days shall have elapsed from the date that the Default Notice shall have been deemed to have been received by a Creditor (as determined in accordance with Section 21 hereof) and no Payment Default shall exist.

3. No Limitation of Action. Nothing in this Agreement shall be deemed to restrict the right of Creditors to demand payment of, accelerate the maturity of or commence or join in any action or proceeding against Borrower or any property of Borrower to recover all or any part of the Subordinated Indebtedness.

4. Subordination of Interest in Collateral Security. Creditors agree that it will not permit or require that the Subordinated Indebtedness be secured by any Collateral Security or guaranteed (unless guaranteed pursuant to a guarantee under which a Creditor's rights are subordinate to the rights of Senior Lender against the guarantor on terms reasonably acceptable to Senior Lender) by any party and that, in the event any Subordinated Indebtedness is secured by any Collateral Security, whatever right, title, and interest (including security interest) that a Creditor has in and to any such Collateral Security for the Subordinated Indebtedness shall, at all time and in all respects, be subject and subordinate to Senior Lender's right, title, and interest (including security interest), if any, in said Collateral Security.

5. Creditor Agreements. In order to effect this subordination, each Creditor hereby:

    5.1. grants Senior Lender the right in the name of such Creditor to file (if such Creditor fails to file by the date which is thirty (30) days before the applicable bar date) any proof of debt or claim on behalf of such Creditor in respect of such Subordinated Indebtedness in any proceeding under the federal bankruptcy laws (as now or hereafter in effect) or in any dissolution, insolvency, liquidation, or other proceeding involving an adjustment of the indebtedness of Borrower or application of any assets of Borrower to payment in liquidation thereof, or otherwise.

    5.2. agrees not to assign or transfer or subordinate all or any part of the Subordinated Indebtedness held by such Creditor or any claim which such Creditor may have against Borrower in respect of the Subordinated Indebtedness unless, in the case of assignments and transfers of the Subordinated Indebtedness only, such assignment or transfer is expressly made subject to the terms and provisions of this Agreement.

    5.3. agrees that in the event Borrower or any other Person or entity (including any trustee or receiver in any bankruptcy or similar proceeding) offers to a Creditor any payment (including any payment received as proceeds of any Collateral Security for the Subordinated Indebtedness) or any other distribution of any property on account of any Subordinated Indebtedness at any time when such payment or other distribution is required to be turned over by the Creditors to Senior Lender pursuant to the terms hereof (collectively "Prohibited Payments"), Creditor will direct that the full amount of the Prohibited Payment be made or delivered directly to Senior Lender; any Prohibited Payment received by Creditor from any source whatsoever will be immediately delivered to Senior Lender in the form received (except for endorsements or assignments by Creditor where appropriate or required by Senior Lender) and until so delivered will be held by the Person receiving such Prohibited Payment in trust as Senior Lender's property; and agrees that Senior Lender may, in its sole discretion, retain indefeasibly all moneys collected or received pursuant to the exercise of the foregoing powers and may, in its sole discretion, apply said moneys to the payment of Senior Indebtedness then outstanding (whether matured or unmatured), provided that after satisfying all amounts owing, or to be owed, to Senior Lender with respect to the matured and unmatured Senior Indebtedness, including the payment of all related costs and expenses incurred by Senior Lender and payable to Senior Lender pursuant to the Senior Loan Documents, Senior Lender shall pay the excess, if any, to the Creditors or as a court of competent jurisdiction otherwise directs.

    5.4. agrees not to borrow any moneys from, nor otherwise incur any indebtedness, obligations or liabilities, direct or contingent, to or in favor of Borrower.

    5.5. agrees that no payment or distributions to Senior Lender pursuant to the provisions of this Agreement shall entitle any Creditor to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been paid in full in cash.

6. Power of Attorney. Senior Lender and each of its officers is hereby irrevocably constituted and appointed attorney-in-fact for each Creditor with full power and authority to (i) file proofs of debt or claim with respect to Subordinated Indebtedness when permitted pursuant to the provisions of Section 5.1 and (ii) make the endorsements and assignments required pursuant to the provisions of Section 5.3) if a Creditor fails to make such endorsements or assignments. Senior Lender shall not be obligated to exercise any authority or right granted to it hereunder and Senior Lender shall not be liable for any action taken or omitted or the manner of taking any action absent the gross negligence or willful misfeasance of Senior Lender.

7. Books and Records; Modifications to Subordinated Indebtedness. Borrower and Creditors agree (a) to make proper notations in their respective books, records or other statements which evidence or record any Subordinated Indebtedness ("Records") indicating that the Subordinated Indebtedness is subject to the provisions of this Agreement, (b) (as to Borrower alone and not Creditors) to give Senior Lender access at any time and from time to time, upon Senior Lender's reasonable request, to its respective Records in order to make a full and free examination of and to copy the Records, (c) to furnish Senior Lender at any time and from time to time, upon Senior Lender's request, with statements of account relating to the Subordinated Indebtedness, (d) to legend any promissory notes evidencing the Subordinated Indebtedness to reflect that the indebtedness represented by such promissory notes is subordinated pursuant to the terms of this Agreement and (e) not to amend or otherwise modify any such promissory notes or any purchase agreements or other documentation relating thereto except as agreed to by the parties in writing and signed by Senior Lender.

8. Rights Concerning Senior Indebtedness. Without affecting the rights of Senior Lender hereunder, each Creditor agrees that, with or without notice to or further assent from such Creditor, Senior Lender may at any time, and from time to time, either prior to or after any default by Borrower with respect to any indebtedness, (a) advance or refuse to advance additional credit and make other accommodations to or for the account of Borrower, (b) by written agreement or otherwise, extend, renew or change, modify, compromise, release, refuse to extend, renew, or change the Senior Indebtedness or any part thereof and waive any default under all or any part thereof, and modify, rescind, or waive any provision of any related agreement or collateral undertaking, including, but not by way of limitation, any provision relating to acceleration of maturity, (c) fail to set off any or all accrued balances or deposit balances or any part thereof Senior Lender's books in favor of Borrower and/or release the same, (d) sell, surrender, release, exchange, resort to, realize upon or apply, or fail to do any of the foregoing, with respect to any Collateral Security or any part thereof held by Senior Lender or available to Senior Lender for the Senior Indebtedness, and (e) generally deal with Borrower in such manner as Senior Lender may see fit, including, without limiting the generality of the foregoing, any forbearance, failure, delay or refusal by Senior Lender to exercise any rights or remedies Senior Lender may have against Borrower, all without impairing or affecting Senior Lender's rights and remedies under this Agreement. No failure by Senior Lender to file, record or otherwise perfect any lien or security interest, nor any improper filing or recording, nor any failure by Senior Lender to insure or protect any Collateral Security nor any other dealing (or failure to deal) with any Collateral Security by Senior Lender, shall impair or release the obligations of Creditors hereunder.

9. Representations and Warranties. Borrower and Creditors represent and warrant to Senior Lender that Borrower is now or will be indebted to such Creditor in the principal amount set forth on Schedule II, without counterclaim, claim, defense or offset, that all Subordinated Indebtedness presently outstanding is described on Schedule II and that the Subordinated Indebtedness is not guaranteed, secured by any Collateral Security or represented by any instrument or document except for such instruments and documents described on Schedule II. Each Creditor represents and warrants to Senior Lender that the Subordinated Indebtedness has not heretofore been assigned, transferred, pledged, subordinated or otherwise encumbered.

10. Prior Agreements; Severability. This Agreement revokes and supersedes any prior agreement of subordination with respect to Subordinated Indebtedness which may have been executed by Creditor in favor of Senior Lender. If any term, condition or provision of this Agreement or any other agreement or document executed in connection herewith or in connection with the Senior Indebtedness or any Collateral Security therefor is determined to be invalid or unenforceable under any law, such determination shall not affect the validity or enforceability of any other term, condition or provision hereof.

11. Acknowledgement. Each Creditor represents that it has been provided copies of, and otherwise acknowledges and assents to the terms of, the Loan Agreement, [list other documents].

12. No Representations or Warranties by Senior Lender. No representations, warranties or promises have been made by Senior Lender to the other parties hereto except as expressly set forth the Senior Loan Documents and such parties have not relied upon any such representation, warranty or promise made by Senior Lender unless expressly set forth in the Senior Loan Documents, including without limiting the generality of the foregoing, any representation, warranty or promise by Senior Lender to give any credit, advances or loans to Borrower or to extend the time of payment of any such credits, advances or loans or to grant any other forbearance.

13. Binding Effect. This Agreement shall inure to the benefit of and be binding upon each of Borrower, each Creditor, Senior Lender and their respective successors and assigns. Each reference herein to the Senior Lender, Borrower or Creditor shall be deemed to include, except when inconsistent with the contents of this Agreement, their respective successors and assigns and subsequent holders of any Senior Indebtedness.

14. Expenses. Borrower agrees to pay to Senior Lender on demand, all costs and expenses of any kind, including reasonable counsel fees, which Senior Lender may incur in enforcing any of its rights under this Agreement.

15. Actions Required by Borrower; Waiver of Setoff. Borrower agrees to do and perform any and all acts and things which may be required on its part to enable each Creditor to perform its obligations under this Agreement, and to refrain from doing any act or thing which would cause or contribute to a violation by each Creditor of its obligations hereunder. Borrower hereby waives and agrees not to exercise any right of setoff against the Subordinated Indebtedness for any indebtedness, liability or obligation of any Creditor to Borrower.

16. Additional Waivers by Creditors and Borrower. Creditor and Borrower waive any and all notice of the receipt and acceptance by Senior Lender of this Agreement or of the creation, renewal, extension, or accrual of any of the Senior Indebtedness, present or future, in whole or in part, by Senior Lender or of the reliance by Senior Lender on this Agreement at any time.

17. Continuing Agreement. This Agreement is a continuing agreement and if all Senior Indebtedness shall at any time be paid in full, this Agreement shall remain in full force and effect with respect to any Senior Indebtedness thereafter incurred.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance without regard to conflicts of laws principles.

19. Counterparts. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to so constitute one and the same Agreement.

20. ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BY THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

21. Notices. Any notice or other communication required or permitted to given under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, telexed or sent by overnight courier service or United States mail and shall be deemed to have been received: (a) if delivered in person, when delivered; (b) if delivered by telecopy or telex, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (New York time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two days after deliver to such courier properly addressed; or (d) if by U.S. Mail, four Business Days after depositing in the United States mail, with postage prepaid and properly addressed:

     Notices shall be addressed as follows:

              If to Creditors:             To the respective addresses set forth
                                           on Schedule I hereto

              If to Senior Lender:         HealthAxis.com, Inc.
                                           2500 DeKalb Pike
                                           East Norriton, PA 19401
                                           Attn: Michael Ashker, President & CEO

              If to Borrower:              HealthAxis Inc.
                                           2500 DeKalb Pike
                                           East Norriton, PA 19401
                                           Attn: Michael Ashker, President & CEO

    or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 21. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

22. Survival of Warranties and Certain Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

23. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by Borrower or Creditor therefrom, shall in any event be effective unless the same shall be in writing and signed by Senior Lender.

24. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Senior Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

25. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

26. Consent to Jurisdiction and Service of Process. BORROWER AND EACH CREDITOR HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. BORROWER AND CREDITOR EACH IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

27. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SENIOR LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT OF THE TERMS HEREOF.


                 [[Remainder of page intentionally left blank]]

         IN WITNESS WHEREOF, each of the Creditors and Borrower have caused this Agreement to be duly executed as of the date first written above.

                           CREDITORS:

                           UICI

                            By:
                                 -----------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                     -------------------------------------------


                            BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.
                            By:  Brown Simpson Asset Management LLC

                            By:
                               -------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                     -------------------------------------------


                            BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.
                            By:  Brown Simpson Capital, LLC, its general partner

                            By:
                               -------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                     -------------------------------------------


                            BROWN SIMPSON - ORD INVESTMENTS LLC


                            By:
                                 -----------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                     -------------------------------------------


                            LB I GROUP INC.


                            By:
                                 -----------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                     -------------------------------------------


                            /s/ Alvin Clemens
                            ----------------------------------------------------
                                              ALVIN CLEMENS

                            BORROWER:

                            HEALTHAXIS INC., a Pennsylvania corporation


                            By:  /s/ Michael Ashker
                                 -----------------------------------------------
                            Name:  Michael Ashker
                                   ---------------------------------------------
                            Title: President and CEO
                                   ---------------------------------------------


                            SENIOR LENDER

                            HEALTHAXIS.COM, INC., a Pennsylvania corporation


                            By:  /s/ Michael Ashker
                                 -----------------------------------------------
                            Name:  Michael Ashker
                                   ---------------------------------------------
                            Title: President and CEO
                                   ---------------------------------------------

                                       Schedule I
                                           to
                                 Subordination Agreement


                     Name of Creditor                     Address
                     ----------------                     -------

Brown Simpson Strategic Growth Fund, Ltd.      152 West 57th Street, 40th Floor
                                               New York, New York 10019
                                               Attn:  General Counsel
                                               Fax: (212) 247-1329
                                               Residence: Grand Cayman,
                                                          Cayman Islands

Brown Simpson Strategic Growth Fund, L.P.      152 West 57th Street, 40th Floor
                                               New York, New York 10019
                                               Attn:  General Counsel
                                               Fax: (212) 247-1329
                                               Residence:  New York, New York


Brown Simpson - ORD Investments LLC            C/o OTA Limited Partnership
                                               1 Manhattanville Road
                                               Purchase, NY  10577
                                               Attn: Vinny DiGeso
                                               Fax: (914) 694-6342

UICI                                           4001 McEwen
                                               Suite 200
                                               Dallas, Texas  75201
                                               Attn:  Mr. Gregory T. Mutz
                                               Fax:  (972) 392-6717

Alvin Clemens                                  [Address]

LB I Group Inc.                                c/o Lehman Brothers, Inc.
                                               3 World Financial Center
                                               New York, New York  10285
                                               Attn:  Regis Hagler
                                               Fax: (212) 526-6327
                                               Residence:  New York, New York

                                   Schedule II
                                       to
                             Subordination Agreement

                    Description of Subordinated Indebtedness